Exhibit 11 under Form N-1A
                              Exhibit 23 under Item 601/Reg. S-K


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the references to our firm under the captions "Financial Highlights" and "Independent Auditors" and to the use of our report dated December 8, 1995, in Post-Effective Amendment Number 11 to the Registration Statement (Form N-1A No. 33-33852) and the related Prospectuses of Federated Max-Cap Fund, Federated Mid-Cap Fund, and Federated Mini-Cap Fund, portfolios of Federated Index Trust, dated December 31, 1995.



By:/s/ERNST & YOUNG LLP
Pittsburgh, Pennsylvania